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                                                                    Exhibit 23.4


                         INDEPENDENT AUDITORS' CONSENT


The Board of Directors and Shareholder
O'Grady-Peyton International (USA), Inc.


We consent to the use of our report included herein and to the reference to our firm under the heading "Experts" in the prospectus.

                                  /s/ KPMG LLP

Atlanta, Georgia
July 16, 2001